Loss Per Share	6 Months Ended
Jun. 30, 2022
Loss Per Share [Abstract]
LOSS PER SHARE

NOTE 10 - LOSS PER SHARE:

Basic and diluted

Basic loss per share is calculated by dividing the loss attributable to Company’s owners by the weighted average number of issued ordinary shares in issue, including pre-funded warrants.

The Company adjusts the loss attributable to holders of ordinary shares and the weighted average number of shares in issue, to reflect the effect of all potentially dilutive ordinary shares, as follows: the Company adds to the weighted average number of shares in issue that was used to calculate the basic loss per share, the weighted average of the number of shares to be issued assuming that all shares that have a potentially dilutive effect would be converted into shares, and adjusts net loss attributable to holders of the Company’s ordinary shares to exclude any profits or losses recorded during the period with respect to potentially dilutive shares. The potential shares, as mentioned above, are only taken into account in cases where their effect is dilutive (reducing the earnings per share or increasing the loss per share).

Diluted loss per share is the same as basic loss per share for all periods presented because the effects of potentially dilutive items were antidilutive.

	Six months ended June 30
	2022	2021

Loss attributable to Company’s owners (U.S. dollars in thousands)	(7,885)	(4,883)
The weighted average of the number of ordinary shares in issue (in thousands)	30,515	24,637
Basic and diluted loss per share (U.S. dollar)	(0.26)	(0.20)